UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

FORM 8-K

___________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 14, 2012
(Date of earliest event reported)

NOVELOS THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-119366	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Gateway Center, Suite 504
Newton, MA 02458
(Address of principal executive offices)

(617) 244-1616
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

ITEM 7.01	REGULATION FD DISCLOSURE

A copy of the press release issued by us on June 14, 2012 announcing the closing of the previously disclosed $5.4 million registered public offering of units consisting of our common stock and warrants to purchase our common stock, and the dismissal with prejudice of a pending putative federal securities class action lawsuit against us and Harry S. Palmin, our chief executive officer, is furnished as Exhibit 99.1 and is incorporated by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number	Title

99.1	Press Release dated June 14, 2012 entitled “Novelos Therapeutics Closes $5.4 Million Public Offering, Announces Dismissal With Prejudice Of Putative Federal Securities Class Action Lawsuit”

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2012	NOVELOS THERAPEUTICS, INC.

	By:	/s/ Harry S. Palmin
Name: Harry S. Palmin
Title: President and Chief Executive Officer

3

EXHIBIT INDEX

Number	Title

99.1	Press Release dated June 14, 2012 entitled “Novelos Therapeutics Closes $5.4 Million Public Offering, Announces Dismissal With Prejudice Of Putative Federal Securities Class Action Lawsuit”

4